UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

KINGSWAY FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15204	98-0475673
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 E. Pierce Rd., Itasca, IL 60143

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 700-9100

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

Effective December 31, 2018, Kingsway Financial Services Inc. (“the “Company”) changed its jurisdiction of incorporation from the province of Ontario, Canada, to the State of Delaware (the “Domestication”). The Company discontinued its existence as a corporation under Section 181 of the Ontario Business Corporations Act and, pursuant to Section 388 of the Delaware General Corporation Law (the “DGCL”), continued its existence under the DGCL as a corporation incorporated in the State of Delaware.

In connection with the Domestication, the outstanding common stock and preferred stock of the Company have been converted, on a one-for-one basis, into shares of common stock and preferred stock of the Company, respectively, as a corporation incorporated in the State of Delaware. Following the completion of the Domestication, the Company’s common stock will continue to be listed on the New York Stock Exchange (the “NYSE”) under the symbol “KFS” and the Company’s Series B Warrants will continue to be listed on the OTC under the symbol “KFSYF.” Upon effectiveness of the Domestication, the Company’s CUSIP number relating to its common stock will not change.

The rights of holders of the Company’s common stock and preferred stock are now governed by the Company’s Delaware certificate of incorporation, its Delaware by-laws and the DGCL, each of which is described in the Company’s registration statement on Form S-4 relating to the Domestication (File No. 333-227577) (the “Registration Statement”). The sections of the Registration Statement entitled “Description of Capital Stock” and “Proposal No. 1 — The Domestication” are hereby incorporated by reference into this Item 3.03 and are included in Exhibit 99.2 to this Current Report on Form 8-K. The Delaware certificate of incorporation and the Delaware by-laws are filed as Exhibits 3.1 and 3.2 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03.

The description of the certificate of incorporation and by-laws referenced above is a summary and does not purport to be a complete description of those documents, and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws, Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into Item 5.03.

Item 7.01. Regulation FD Disclosure.

On December 31, 2018, the Company issued a press release with respect to the Domestication. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Exhibits

(d)

Exhibit Number	Exhibit Description

3.1	Certificate of Incorporation of Kingsway Financial Services Inc.

3.2	By-laws of Kingsway Financial Services Inc.

4.1	Form of Stock Certificate

99.1	Press Release dated December 31, 2018

99.2	“Description of Capital Stock” and “Proposal No. 1 — The Domestication” (incorporated by reference to the sections so entitled in Kingsway Financial Services Inc.’s Registration Statement on Form S-4/A filed with the U.S. Securities and Exchange Commission on November 15, 2018 (File No. 333-227577))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

Date December 31, 2018	By:	/s/ William A. Hickey, Jr.
Name: William A. Hickey, Jr.
Title: Executive Vice President and Chief Financial Officer